Exhibit 32


       CERTIFCATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
                  OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of SecureCare Technologies, Inc. (the "Company") for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dennis Nasto, as Chief Executive Officer (Principal Executive Officer) of the Company and Neil Burley, as Chief Financial Officer (Principal Financial Officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, respectively, that:

     1.) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 27, 2008                  By:  /s/ DENNIS NASTO
                                            ------------------------------------
                                            Name:  Dennis Nasto
                                            Title: Chief Executive Officer
                                                   (Principal Executive Officer)


Dated  March 27, 2008                  By:  /s/ NEIL BURLEY
                                            ------------------------------------
                                            Name:  Neil Burley
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to SecureCare Technologies, Inc. and will be retained by SecureCare Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.